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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 26, 2003

                                ----------------

                               FOTOBALL USA, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-24608               33-0614889
            --------                      -------               ----------
(State or other jurisdiction of       Commission File        (I.R.S. Employer
 incorporation or organization)           Number            Identification No.)

                   6740 Cobra Way, San Diego, California 92121
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (858) 909-9900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.   Other Events and Required FD Disclosure

     Fotoball USA, Inc. issued a press release on November 25, 2003 announcing that it executed an Agreement and Plan of Merger and Reorganization with K2 Inc. and Boca Acquisition Sub, Inc. Copies of the agreement and press release are filed as Exhibits 2.1 and 99.1 to this Form 8-K, and are hereby incorporated herein by reference

ITEM 7.   Financial Information and Exhibits

          (c)   Exhibits

          2.1 Agreement and Plan of Merger and Reorganization, dated November 25, 2003, by and among Fotoball USA, Inc., K2 Inc. and Boca Acquisition Sub, Inc.

          99.1 Press release, dated November 25, 2003 (incorporated by reference to the press release filed under cover of Schedule 14D-9 by Fotoball USA, Inc. on November 26, 2003).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FOTOBALL USA, INC
                               -----------------------------------
                                          (Registrant)


Dated: November 26, 2003   BY: /s/ Thomas R. Hillebrandt
                               -------------------------
                               Thomas R. Hillebrandt
                               Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)